Exhibit (h)(7)(ii)
SCHEDULE A
TO THE EXPENSE LIMITATION AGREEMENT FOR
CERTAIN SERIES OF ALLIANZ FUNDS MULTI-STRATEGY TRUST
SUB-ADVISED BY AGI SOLUTIONS
(updated as of December  , 2011)
Funds

		Expense	Expense Limitation	Recoupment Period
Fund Name	Class	Limit	Expiration Date	Expiration Date
Allianz Global Investors Solutions Retirement Income Fund			3/31/13	11/30/16
	A	0.95%
	C	1.70%
	D	1.05%
	R	1.30%
	P	0.65%
	Institutional	0.55%
	Administrative	0.90%
Allianz Global Investors Solutions 2015 Fund			3/31/13	11/30/16
	A	0.97%
	C	1.72%
	D	1.07%
	R	1.32%
	P	0.67%
	Institutional	0.57%
	Administrative	0.92%
Allianz Global Investors Solutions 2020 Fund			3/31/13	11/30/16
	A	0.99%
	C	1.74%
	D	1.09%
	R	1.34%
	P	0.69%
	Institutional	0.59%
	Administrative	0.94%
Allianz Global Investors Solutions 2025 Fund			3/31/13	11/30/16
	A	1.01%
	R	1.36%
	P	0.71%
	Institutional	0.61%
	Administrative	0.96%
[Schedule A to Expense Limitation Agreement]

		Expense	Expense Limitation	Recoupment Period
Fund Name	Class	Limit	Expiration Date	Expiration Date
Allianz Global Investors Solutions 2030 Fund			3/31/13	11/30/16
	A	1.03%
	C	1.78%
	D	1.13%
	R	1.38%
	P	0.76%
	Institutional	0.66%
	Administrative	1.01%
Allianz Global Investors Solutions 2035 Fund			3/31/13	11/30/16
	A	1.06%
	R	1.41%
	P	0.71%
	Institutional	0.61%
	Administrative	0.96%
Allianz Global Investors Solutions 2040 Fund			3/31/13	11/30/16
	A	1.09%
	C	1.84%
	D	1.19%
	R	1.44%
	P	0.79%
	Institutional	0.69%
	Administrative	1.04%
Allianz Global Investors Solutions 2045 Fund			3/31/13	11/30/16
	A	1.10%
	R	1.45%
	P	0.80%
	Institutional	0.70%
	Administrative	1.05%
[Schedule A to Expense Limitation Agreement]

		Expense	Expense Limitation	Recoupment Period
Fund Name	Class	Limit	Expiration Date	Expiration Date
Allianz Global Investors Solutions 2050 Fund			3/31/13	11/30/16
	A	1.10%
	C	1.85%
	D	1.20%
	R	1.45%
	P	0.80%
	Institutional	0.70%
	Administrative	1.05%
Allianz Global Investors Solutions 2055 Fund			3/31/13	11/30/16
	A	1.10%
	R	1.45%
	P	0.80%
	Institutional	0.70%
	Administrative	1.05%
[Schedule A to Expense Limitation Agreement]

     IN WITNESS WHEREOF, the Trust and the Manager have each caused this Schedule A to the Expense Limitation Agreement to be signed on its behalf by its duly authorized representative, as of the date first above written.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:

Name:
Title:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:

Name:
Title:
[Signature Page to Schedule A of Expense Limitation Agreement]